WESTCORE TRUST

Westcore Growth Fund

Supplement dated April 14, 2004 to Prospectus dated October 1, 2003

Effective April 14, 2004, this supplement is to be used with the prospectus dated October 1, 2003. This supplement, together with the prospectus constitute a current prospectus. To request another copy of the prospectus, please call 1-800-392-CORE (2673) or download a copy from the internet at www.westcore.com.

The following information replaces the second paragraph on page 62 in the section titled “Investment Personnel.”

Westcore Growth Fund

The Co-Portfolio Managers are responsible for making investment decisions for this Fund in accordance with its investment objectives and strategies.  The Co-Portfolio Managers frequently utilize investment research conducted by the securities analysts within the Equity Growth research team.

The following information replaces the last paragraph on page 63 in the section titled “Portfolio Managers.”

Ross G. Moscatelli, CFA, a Vice President of Denver Investment Advisors and Director of Large-Cap Growth Equity Research is a Co-Portfolio Manager of Westcore Growth Fund.  Prior to rejoining Denver Investment Advisors in 2004, Mr. Moscatelli was an Associate Portfolio Manager with Invesco Funds Group, Inc. beginning in 2001.  From 1997 to 2001, Mr. Moscatelli was a member of the equity growth research team at Denver Investment Advisors.  From 1995 to 1997, Mr. Moscatelli worked as an Investment Banking Financial Analyst/Associate with Morgan Keegan & Company, Inc.  Mr. Moscatelli has a total of 9 years of growth investment experience.

WC181